SOUTHERN CALIFORNIA BANCORP

Investor Presentation

June 30, 2024



Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including but not limited to certain plans, expectations, projections and statements about the benefits of the proposed merger (the "Merger") of Southern California Bancorp ("SCB") and California BanCorp ("CBC"), the timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "believe," "intend," "estimate," "plan," "target," "goal," or similar expressions, or future or conditional verbs such as "will," "may," "might," "should," "would," "could," or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of SCB or CBC to terminate their agreement with respect to the Merger; the outcome of any legal proceedings that may be instituted against SCB or CBC; delays in completing the Merger; the failure to satisfy any of the conditions to the Merger on a timely basis or at all; the ability to complete the Merger and integration of SCB and CBC successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the Merger disrupts the business of SCB, CBC or both; difficulties in retaining senior management, employees or customers; the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; and other factors that may affect the future results of SCB and CBC. Additional factors that could cause results to differ materially from those described above can be found in SCB's Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the Securities and Exchange Commission (the "SEC") and is available in the "Investor Relations" section of SCB's website, www.banksocal.com, in CBC's Annual Report on Form 10-K for the year ended December 31, 2023 which is on file with the SEC and is available in the "Investor Relations" section of CBC's website, www.californiabankofcommerce.com, and in other documents that SCB and CBC file with the SEC. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SCB nor CBC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Company Overview



Investment Highlights

Market and Footprint

- Southern California is the world's 14th largest economy[1]
- Bank's footprint covers one of the best small business banking markets in the U.S. (one million small to medium-sized businesses in San Diego, Orange, Los Angeles, Ventura, Imperial and Kern counties and the Inland Empire)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and merger and acquisition growth

Growth Opportunities

- Announced execution of a definitive merger agreement with California BanCorp, expected to close on July 31, 2024; expanded franchise will cover the most attractive markets in the state of California
- New C&I team established in Irvine in 2022
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 34.4% of total deposits at June 30, 2024
- Total loans held for investment of $1.9 billion, compared with $1.9 billion in 1Q24 and $1.9 billion in 2Q23
- Diverse commercial loan portfolio
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 7, 2023, and includes Los Angeles, Orange San Diego, Riverside, San Bernardino and Ventura counties; world data published by The World Bank, as of June 13, 2024.
2. Employment Development Department, State of California; data as of third quarter 2023

Southern California Bancorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters

$264M Market Cap[1]	**$2.3B** Assets[3]	**24.5%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2]	**$1.9B** Deposits[3]	**25.1%** 5-Yr Deposit CAGR[4]

Branch Footprint



Victorville
Santa Clarita
Santa Paula
Simi Valley
Burbank
Oxnard
Thousand Oaks
Los Angeles
El Monte
Fontana
San Bernardino
Ontario
Inglewood
Fullerton
Corona
Riverside
Moreno Valley
Torrance
Orange
Long Beach
Santa Ana
Huntington Beach
Temecula
Oceanside
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of July 16, 2024.
2. Over the past 10 years.
3. As of June 30, 2024.
4. Compound annual growth rate (CAGR) over five-year period ended June 30, 2024.

Attractive Market Position

Strategic locations in commercial markets with enormous potential customer base



San Bernardino
Ventura
Los Angeles
Orange
Riverside
San Diego

California is the Largest Banking Market in the United States

$3.9T	5th	39MM	1.7MM
California GDP	Largest economy in the world behind Germany and ahead of India	2023 Population	Small Businesses

BCAL's Footprint is in the Largest Banking Market in California

$1.6T	16th	22MM	1MM
Combined GDP	Largest economy in the world, behind Spain and ahead of Indonesia	2022 Population	Small Businesses

Banks in SoCal



195
156
74
2000
2010
2023

Median SoCal Bank Assets ($MM)



$161
$233
$855
2000
2010
2023

Sources: U.S. Bureau of Economic Analysis (2023 ; World Bank (2022); Census Bureau (July 2023); California Department of Economic Development (2023).

High Growth Franchise

Since 2019, total assets have grown organically and through strategic acquisitions by $1.5 billion, or 198%, powered by a dedicated and accomplished team.



November 2014
Acquired Frontier Bank
($78MM Assets)
July 2018
Acquired Americas United Bank
($230MM Assets)
May 2020
Acquired CalWest Bancorp
($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita
($425MM Assets)
January 2024
Announced definitive merger agreement with California BanCorp
$317
$344
$424
$480
$768
$830
$1,579
$2,260
$2,284
$2,360
$2,294
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2Q 2024
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David Rainer
Chairman and CEO of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 40 Years

Rich Hernandez
President of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Thomas Dolan
Chief Operating Officer of Southern California Bancorp and Bank of Southern California, N.A. and CFO of Southern California Bancorp
Banking Experience: > 40 Years

Jean Carandang
Chief Financial Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Sam Kunianski
Chief Banking Officer of Bank of Southern California, N.A.
Banking Experience: > 40 Years

Peter Nutz
Chief Credit Officer of Bank of Southern California, N.A.
Banking Experience: > 20 Years

Manisha Merchant
General Counsel and Corporate Secretary of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Pamela Isaacson
Chief Operations Officer of Bank of Southern California, N.A.
Banking Experience: > 40 Years

Martin Liska
Chief Risk Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Jeffrey Hurtik
Chief Information Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective Southern California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of Southern California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easy freeway access, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $148.9 million per branch at June 30, 2024 ($1.94 billion in deposits / 13 branches)

Financial Highlights



Q2 2024 Results

Financial Results
(for the quarter ended June 30, 2024)

$0.2 Million
Net Income

$0.01
Diluted Earnings Per Share

$3.2 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the quarter ended June 30, 2024)

0.03%
Return on Average Assets

0.26%
Return on Average Common Equity

3.94%
Net Interest Margin

85.70%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Q2 2024 Results Continued

Strong Balance Sheet
(At June 30, 2024)

$2.29 Billion
Total Assets

$1.88 Billion
Total Loans[1]

$1.94 Billion
Total Deposits

$254.4 Million
Tangible Common Equity[2]

Credit Quality Metrics
(At June 30, 2024)

0.20%
Non-performing Assets/Total Assets

0.25%
Non-performing Loans/Total Loans Held for Investment

1.31%
Allowance for Credit Losses (ACL)[3]/Total Loans Held for Investment

1.27%
Allowance for Loan Losses/Total Loans Held for Investment

1. Total loans includes loans held for sale and loans held for investment.
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
3. ACL includes allowance for loan losses and reserve for unfunded loan commitments.

2023 Results

Financial Results
(for the year ended December 31, 2023)

$25.9 Million
Net Income

$1.39
Diluted Earnings Per Share

$37.8 Million
Pre-tax, Pre-provision Income [1]

Key Metrics
(for the year ended December 31, 2023)

1.12%
Return on Average Assets

9.48%
Return on Average Common Equity

4.33%
Net Interest Margin

61.27%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Net Interest Margin

Yield on Earning Assets,
for three months ended June 30, 2024

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$1,882,845	$29,057	6.21%
Taxable debt securities	123,906	1,229	3.99%
Tax-exempt debt securities[1]	53,754	306	2.90%
Deposits in other financial institutions	47,417	638	5.41%
Fed fund sold/resale agreements	19,062	261	5.51%
Restricted stock investments and other bank stock	17,091	358	8.42%
Total interest-earning assets	$2,144,075	$31,849	5.97%
Total noninterest-earning assets	150,603		
Total Assets	**$2,294,678**		

Net Interest Income ($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.87%
4.32%
4.62%
4.71%
4.36%
4.23%
4.05%
3.80%
3.94%
$20.9
$23.8
$25.3
$24.9
$23.4
$23.3
$22.6
$20.5
$21.0
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Income
Net Interest Margin

Cost of Funds,
for three months ended June 30, 2024

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$361,244	$2,134	2.38%
Money market and savings accounts	653,244	4,905	3.02%
Time deposits	259,722	3,145	4.87%
Total interest-bearing deposits	1,274,210	10,184	3.21%
Borrowings:			
FHLB advances	27,391	387	5.68%
Subordinated debt	17,901	271	6.09%
Total borrowings	45,292	658	5.84%
Total interest-bearing liabilities	$1,319,502	$10,842	3.30%
Noninterest-bearing liabilities:			
Demand deposits	658,001		
Other liabilities	23,054		
Shareholders' equity	294,121		
Total Liabilities and Shareholders' Equity	**$2,294,678**		

Total cost of deposits in 2Q24 was 2.12%
Total cost of funds in 2Q24 was 2.21%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Negligible Impact of Unrealized Losses on Capital

- Total net unrealized losses after-tax were 3.27% of CET1 Capital as of June 30, 2024.
- Even if interest rates rise another 300 bps, the Bank's capital ratios remain above Well-Capitalized guidelines.

			Parallel Rate Shock Scenarios		
($ in Thousands)	2Q24		+100	+200	+300
Available for Sale (AFS) Unrealized Loss Pre-Tax	$ (9,209)		$ (15,500)	$ (21,000)	$ (26,000)
Held to Maturity (HTM) Unrealized Loss Pre-Tax	(4,973)		(8,370)	(11,340)	(14,040)
Total Securities Unrealized Loss Pre-Tax	(14,182)		(23,870)	(32,340)	(40,040)
Net Unrealized Loss on AFS After-Tax[1]	$ (6,487)	*2.35% of CET1*	$ (10,918)	$ (14,792)	$ (18,314)
Net Unrealized Loss on HTM After-Tax[1]	(3,503)	*1.27% of CET1*	(5,896)	(7,988)	(9,890)
Net Unrealized Loss on Securities After-Tax[1]	(9,990)		(16,814)	(22,781)	(28,204)
Capital Analysis					
CET 1 Capital (Base)	$ 275,575		$ 275,575	$ 275,575	$ 275,575
Net Unrealized Loss on Securities After-Tax[1]	(9,990)	*3.27% of CET1*	(16,814)	(22,781)	(28,204)
CET 1 Surplus	$ 265,585		$ 258,761	$ 252,794	$ 247,371
CET1 Well Capitalized Guidance	6.50%		6.50%	6.50%	6.50%
CET1 Ratio (Base)	13.29%		13.29%	13.29%	13.29%
CET1 Ratio, assuming AFS Losses Realized	12.97%		12.76%	12.57%	12.40%
CET1 Ratio, assuming AFS & HTM Losses Realized	12.81%	*Only 48 bps decrease*	12.48%	12.19%	11.93%

1. Taxes calculated at 29.56%.

Debt Securities, AOCI[1] and Tangible Common Equity[2]

As of June 30, 2024


AFS Securities (fair value) 71.8% of portfolio, 3.7% yield[3]
HTM Securities (book value) 28.2% of portfolio, 2.4% yield[3]
58.3%
4.1%
1.9%
1.3%
32.5%
1.2%
0.7%
0.9%
99.1%
US Agency MBS
SBA Securities
U.S. Treasury
U.S. Agency
U.S. CMO
Taxable Municipals
Tax Exempt Municipals


$ in millions
$265.0
$260.0
$255.0
$250.0
$245.0
$240.0
$235.0
$230.0
$225.0
$220.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.3%
10.5%
10.7%
11.3%
11.3%
7.5%
7.2%
7.8%
7.9%
7.7%
$6.6
$9.2
$4.5
$6.1
$6.5
$234.5
$239.5
$249.2
$253.6
$254.4
2Q23
3Q23
4Q23
1Q24
2Q24
Tangible Equity (net of AOCI impact)2
AOCI Loss, Net of Taxes
Tangible Equity/Tangible Assets 2
Investments/Total Assets

1. AOCI is accumulated other comprehensive income – net of taxes.
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
3. Weighted average book yield for the month of June 30, 2024.

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5%
5%
13%
6%
32%
39%
4%
35%
37%
7%
6%
14%
35%
34%
8%
6/30/23
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS Deposits
Brokered Time Deposits
Time Deposits

87.9% Core deposits[1] | 34.4% Noninterest-bearing deposits as of June 30, 2024

Cost of Deposits for the quarter ended:



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.29%
1.56%
1.81%
2.05%
2.12%
2Q23
3Q23
4Q23
1Q24
2Q24

Total Deposits ($MM)



$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,981
$1,984
$1,944
$1,931
$1,936
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K.
2. Insured Cash Sweep (ICS) product provides customers with FDIC insurance coverage at ICS network institutions.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 6/30/2024			*($ in millions)*			
Cash	$	104.8	$	-	$	104.8
AFS Securities		123.6		-		123.6
FHLB		484.8		107.0		377.8
Fed DW		139.5		-		139.5
Other Sources		75.0		-		75.0
Total	$	927.7	$	107.0	$	820.7



Significant Available Liquidity
($ in millions)
$104.8
$123.6
$377.8
$139.5
$75.0
$820.7
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 6/30/24)
  - On-Balance Sheet Cash = $104.8 million
  - Total Borrowing Capacity = $699.3 million
  - Total Available Borrowing Capacity = $592.3 million
  - Total Available Liquidity = $820.7 million

Allowance for Credit Losses as of and for the Three Months Ended June 30, 2024



26M
25M
24M
23M
22M
20M
balance
$22,254K
1.18% 1
At
Mar 31,
2024
($1,457K)
$1,457K
$254K
$1,261K
$204K
($149K)
($37K)
$23,788K
1.27% 1
At
Jun 30,
2024
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Change_in_Unallocated
current_total_reserve

- The $2.9 million provision for credit losses for the second quarter of 2024 included a $3.0 provision for credit losses for loans held for investment and a $97 thousand negative provision for unfunded loan commitments. The change in provision was due mostly to increases in net charge-offs, substandard loans and substandard accruing loans, coupled with changes in portfolio mix, and a change in the reasonable and supportable forecast, primarily related to the economic outlook for California, partially offset by decreases in special mention loans, loans held for investment and qualitative reserve.
- At June 30, 2024, ACL was $24.6 million, or 1.31% of total loans held for investment.
- At June 30, 2024, ACL was comprised of allowance for loan losses of $23.8 million, or 1.27% of total loans held for investment, and reserve for unfunded commitments of $819 thousand.
- ACL calculation uses a third-party software and modeling solution that includes many assumptions based on our and peer/benchmark historical loss data, our portfolio characteristics, risk-grading methodology, a subscribed third-party service for macro-economic forecasts, and qualitative adjustments.
- Key economic inputs include California state Gross State Product, California Unemployment, and the California Housing Price Index.
- Discounted cash flow methodology is used for loss estimation.
- Reasonable and supportable weighted, multi-scenario analysis (4-quarter forecast period; 8-quarter straight-line reversion period).

1. ALL to total loans held for investment.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard [1]	Doubtful	Loss	Nonaccrual	Total
			June 30, 2024				
Construction and Land Development	$ 194,371	$ -	$ 10,701	$ -	$ -	$ -	$ 205,072
Real Estate - Other:							
1-4 Family Residential	153,579	849	2,895	-	-	-	157,323
Multifamily Residential	183,264	-	-	-	-	4,696	187,960
Commercial Real Estate and Other	1,030,776	12,624	262	-	-	-	1,043,662
Commercial and Industrial	264,289	14,388	4,526	-	-	-	283,203
Consumer	397	-	-	-	-	-	397
Total loans held for investment	**$ 1,826,676**	**$ 27,861**	**$ 18,384**	**$ -**	**$ -**	**$ 4,696**	**$ 1,877,617**
			March 31, 2024				
Construction and Land Development	$ 231,580	$ 10,428	$ 90	$ -	$ -	$ -	$ 242,098
Real Estate - Other:							
1-4 Family Residential	144,596	4,765	-	-	-	-	149,361
Multifamily Residential	177,693	-	-	-	-	6,153	183,846
Commercial Real Estate and Other	1,012,932	12,186	263	-	-	-	1,025,381
Commercial and Industrial	262,783	12,212	4,793	-	-	-	279,788
Consumer	2,808	-	-	-	-	-	2,808
Total loans held for investment	**$ 1,832,392**	**$ 39,591**	**$ 5,146**	**$ -**	**$ -**	**$ 6,153**	**$ 1,883,282**

1. Represents substandard accruing loans.

Diverse Loan Portfolio

Total Loan Portfolio [1], as of June 30, 2024

Commercially Focused | Relationship Based



Other[2] 0.1%
Multifamily 10.0%
1-4 SFR 8.3%
C&I 15.4%
Construction & Land Dev 10.9%
CRE 55.3%
Total Loans [1] $1.88 billion
CRE - Industrial 16.0%
CRE - Office 9.0%
CRE - Others 2.9%
CRE - Retail 7.6%
CRE - Special Purpose 5.7%
CRE - Restaurant 1.9%
CRE - Hotel 7.1%
CRE - Medical/Dental Office 1.9%
CRE - Self Storage 3.2%

Total CRE [3] by Location [4], as of June 30, 2024



California - Ventura 6%
Out of State 6%
California - Riverside 7%
California - Others 11%
California - Orange 11%
California - San Diego 18%
California - Los Angeles 41%
Total CRE Loans $1.04 billion

Southern California Bancorp | Bank of Southern California

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except out of state.

Loan Portfolio

Total Loans [1] ($MM),
at the period ended



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
2Q23
3Q23
4Q23
1Q24
2Q24

Yield on Loans,
for the quarter ended



6.50%
6.00%
5.50%
5.00%
4.50%
5.91%
5.97%
6.08%
6.02%
6.21%
2Q23
3Q23
4Q23
1Q24
2Q24

Contractual Maturity Summary for the next 3 years as of June 30, 2024 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$171.2	9.1%	$16.4	0.9%	$14.9	0.8%
1-4 family residential	20.9	1.1%	23.6	1.3%	6.7	0.4%
Multifamily	32.8	1.7%	1.2	0.1%	30.4	1.6%
Commercial real estate	80.4	4.3%	39.4	2.1%	101.1	5.4%
Commercial & industrial	152.3	8.1%	28.3	1.5%	26.8	1.4%
Others	2.0	0.1%	-	0.0%	-	0.0%
Total loans	$459.6	24.4%	$108.9	5.9%	$179.9	9.6%
CRE Owner-Occupied (OO)	$27.2	1.4%	$16.3	0.9%	$16.8	0.9%
CRE Non Owner-Occupied (NOO)	$53.2	2.9%	$23.1	1.2%	$84.3	4.5%
CRE Office and Medical/Dental Office	$7.0	0.4%	$5.1	0.3%	$10.8	0.6%

Loan Repricing Summary for the next 3 years as of June 30, 2024 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$517.4	27.5%	$6.9	0.4%	$26.1	1.4%
Other Indexed Rate Loans	45.9	2.4%	104.9	5.6%	241.5	12.8%
Total Variable Rate Loans	$563.3	29.9%	$111.8	6.0%	$267.6	14.2%
Fixed Rate Loans [2]	138.3	7.3%	35.9	1.9%	117.7	6.2%
Total Loans	$701.6	37.2%	$147.7	7.9%	$385.3	20.4%
Multifamily	$52.7	2.8%	$4.2	0.2%	$27.3	1.4%
CRE Owner-Occupied (OO)	$60.9	3.2%	$57.9	3.1%	$70.7	3.8%
CRE Non Owner-Occupied (NOO)	$102.6	5.4%	$55.7	3.0%	$236.1	12.5%
CRE Office and Med/Dental Office	$18.5	1.0%	$28.6	1.5%	$81.3	4.3%

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans is based on contractual maturity.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV [2], as of June 30, 2024



>65% to 70% 7%
> 70% 10%
>60% to 65% 9%
>55% to 60% 10%
>50% to 55% 11%
< 50% 53%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	177	$302.2	$1.7	53%
CRE – Office	94	$170.3	$1.8	52%
CRE – Retail	101	$143.8	$1.4	47%
CRE – Special Purpose	51	$107.3	$2.1	39%
CRE – Med/Dental Office	32	$36.6	$1.1	50%
CRE – Self Storage	7	$60.8	$8.7	45%
CRE – Restaurant	24	$35.0	$1.5	44%
CRE – Hotel	13	$133.3	$10.3	46%
CRE – Other	34	$54.7	$1.6	50%
Total CRE	533	$1,044.0	$2.0	49%

CRE NOO vs CRE OO by Property Type , as of June 30, 2024



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Hotel, 20.2%
CRE - Restaurant, 4.0%
CRE - Other, 4.4%
CRE - Med/Dental Office, 1.2%
CRE - Self Storage, 9.2%
CRE - Retail, 17.3%
CRE - Special Purpose, 7.1%
CRE - Office, 18.6%
CRE - Industrial, 18.0%
CRE - Restaurant, 2.3%
CRE - Other, 6.9%
CRE - Med/Dental Office, 7.4%
CRE - Retail, 7.6%
CRE - Special Purpose, 15.7%
CRE - Office, 12.3%
CRE - Industrial, 47.8%
CRE NOO - $659.6 MM
CRE OO - $384.4 MM

- Total CRE loans: $1.04 billion
- 63% CRE NOO, 37% CRE OO
- No past due loans
- No nonperforming loans
- Low weighted average LTV 49%

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of June 30, 2024, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of June 30, 2024.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of June 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	35	$10.2	$0.3	36%
>$0.5 - $2	43	$41.2	$1.0	54%
>$2 - $5	8	$26.6	$3.3	56%
>$5 - $10	5	$33.9	$6.8	62%
>$10 - $20	2	$33.5	$16.7	67%
> $20	1	$24.9	$24.9	72%
CRE – Office	**94**	**$170.3**	**$1.8**	**52%**

CRE Medical/Dental Office Distribution by LTV[1], as of June 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	12	$3.2	$0.3	44%
>$0.5 - $2	14	$14.0	$1.0	56%
>$2 - $5	5	$11.3	$2.3	49%
>$5 - $10	1	$8.1	$8.1	45%
CRE – Medical/Dental Office	**32**	**$36.6**	**$1.1**	**50%**

CRE Office and Medical/Dental Office by Location [3], as of June 30, 2024



California - Ventura 11.8%
Out of State 1.3%
California - San Diego 13.3%
California - Los Angeles 48.8%
California - Riverside 2.9%
California - Others 17.1%
California - Orange 4.8%

Southern California Bancorp | Bank of Southern California

1. Weighted average LTV is based on current loan balance as of June 30, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of June 30, 2024.
3. Location by counties in California, except out of state.

Multifamily Loans

Multifamily Loans Distribution by LTV [1], as of June 30, 2024

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	21	$6.1	$0.3	34%
>$0.5 - $2	28	$32.8	$1.2	49%
>$2 - $5	24	$79.2	$3.3	58%
>$5 - $10	4	$28.5	$7.1	53%
>$10 - $20	3	$41.4	$13.8	58%
Multifamily Loans	80	$188.0	$2.3	55%

Multifamily Loans by Location [3], as of June 30, 2024



Out of State, 0.6%
California - San Diego, 17.3%
California - Others, 8.1%
California - Los Angeles, 74.0%

At June 30, 2024:

- Total multifamily loans were $188.0 million, or 10.0% of total loans, including loans held for sale
- Unfunded loan commitments were $2.9 million, or 0.8 % of total unfunded loan commitments
- 46% are fixed rate loans and 54% are variable rate loans
- No past due multifamily loans, excluding nonperforming loans
- Nonperforming loans were $4.7 million and nonperforming loans/total loans held for investment at 0.25%. Based on the Company's internal analysis, which included a review of an updated appraisal, the estimated net collateral value was $4.7 million, which was $1.5 million lower than the subject loan's net carrying value resulting in a partial charge-off in the second quarter of 2024. A court appointed receiver was in place at the end of March 2024 and the Company foreclosed the collateral property in July.

1. Weighted average LTV is based on current loan balance as of June 30, 2024, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of June 30, 2024.
3. Location by counties in California, except out of state.

Credit Profile

Adequate Reserves

At quarter end:

($000)	2Q23	3Q23	4Q23	1Q24	2Q24
Nonaccrual Loans					
1-4 Family	$-	$-	$-	$-	$-
CRE & Multifamily	1	14,272	13,004	6,153	4,696
Construction	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial	39	-	-	-	-
Total Nonaccrual	**$40**	**$14,272**	**$13,004**	**$6,153**	**$4,696**
Accruing Loans past due 90 days or more	-	-	-	-	-
Total Nonperforming Loans	**$40**	**$14,272**	**$13,004**	**$6,153**	**$4,696**
Other Real Estate Owned	-	-	-	$13,114	-
Total Nonperforming Assets	**$40**	**$14,272**	**$13,004**	**$19,267**	**$4,696**

At June 30, 2024:
Total non-performing assets (NPAs) decreased to $4.7 million, or 0.20% of total assets, a three-property multifamily OREO in Santa Monica, California, was sold in the second quarter of 2024 and the decrease in nonperforming loans in the second quarter of 2024.

NPAs / Assets



1.000%
0.800%
0.600%
0.400%
0.200%
0.000%
0.00%
0.62%
0.55%
0.84%
0.20%
2Q23
3Q23
4Q23
1Q24
2Q24

ALL/ Total Loans held for investment[1]



1.30%
1.20%
1.10%
1.00%
0.90%
1.18%
1.18%
1.15%
1.18%
1.27%
2Q23
3Q23
4Q23
1Q24
2Q24

1. On January 1, 2023, the Company adopted CECL, using a current expected loss model for determining ACL; previously the Company used the incurred loss model.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) for the quarter ended:



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
85.7%
83.5%
68.4%
61.4%
59.6%
68.3%
65.9%
$0.5
$0.5
$14.6
$14.8
$15.3
$14.5
$18.5
2Q23
3Q23
4Q23
1Q24
2Q24
Noninterest expense
Merger expense
Efficiency ratio 1
Adjusted efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



30
25
20
15
10
5
0
$24.5
$24.1
$22.5
$21.9
$22.2
2Q23
3Q23
4Q23
1Q24
2Q24

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income[3] ($MM)



$8.0
$6.0
$4.0
$2.0
$0.0
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.18%
1.12%
0.75%
0.86%
0.03%
$6.7
$6.6
$4.4
$4.9
$0.2
2Q23
3Q23
4Q23
1Q24
2Q24
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]



$14.00
$13.50
$13.00
$12.50
$12.00
15.00%
10.00%
5.00%
0.00%
11.60%
10.92%
7.20%
7.91%
0.30%
$12.82
$13.08
$13.56
$13.69
$13.71
2Q23
3Q23
4Q23
1Q24
2Q24
TBVPS
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)



$9.9
$9.3
$7.1
$6.9
$3.2
2Q23
3Q23
4Q23
1Q24
2Q24

Diluted Earnings Per Share[3]



$0.36
$0.35
$0.24
$0.26
$0.01
2Q23
3Q23
4Q23
1Q24
2Q24

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]


9.1%
9.2%
9.8%
10.1%
10.3%
10.5%
10.7%
11.3%
11.3%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

Tier 1 Ratio[2,3]


11.0%
10.9%
11.1%
11.7%
12.1%
12.4%
12.60%
13.1%
13.3%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

Total Risk-Based Capital Ratio[2,3]


11.8%
11.8%
12.0%
12.6%
13.0%
13.3%
13.50%
14.12%
14.34%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

Leverage Ratio[2,3]


9.9%
10.1%
10.6%
11.2%
11.5%
11.7%
11.7%
12.03%
12.16%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix



Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					
All dollars in thousands	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	FY 2023
Net Interest Income	$23,426	$23,261	$22,559	$20,494	$21,007	$94,138
Noninterest Income (Loss)	1,096	815	(102)	1,413	1,169	3,379
Total Net Interest Income and Noninterest Income	24,522	24,076	22,457	21,907	22,176	97,517
(Deduct): Noninterest expense	14,607	14,781	15,339	14,981	19,005	59,746
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$9,915**	**$9,295**	**$7,118**	**$6,926**	**$3,171**	**37,771**
(Deduct)/Add: Merger and Related Expenses	-	-	-	549	491	-
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	**$9,915**	**$9,295**	**$7,118**	**$7,475**	**$3,662**	**$37,771**
Average Assets	$2,286,875	$2,313,941	$2,345,323	$2,309,827	2,294,678	2,306,233
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.74%	1.59%	1.20%	1.21%	0.56%	1.64%

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					
All dollars in thousands	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	FY 2023
Noninterest Expense	$14,607	$14,781	$15,339	$14,981	$19,005	$59,746
Deduct: Merger and Related Expenses	-	-	-	549	491	-
Adjusted Noninterest Expense (non-GAAP)	**$14,607**	**$14,781**	**$15,339**	**$14,432**	**$18,514**	**$59,746**
Net Interest Income	23,426	23,261	22,559	20,494	21,007	94,138
Plus: Total Noninterest Income (Loss)	1,096	815	(102)	1,413	1,169	3,379
Total Revenue	**$24,522**	**$24,076**	**$22,457**	**$21,907**	**$22,176**	**$97,517**
Efficiency Ratio (non-GAAP)	**59.6%**	**61.4%**	**68.3%**	**68.4%**	**85.7%**	**61.27%**
Adjusted Efficiency Ratio (non-GAAP)	**59.6%**	**61.4%**	**68.3%**	**65.9%**	**83.5%**	**61.27%**

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024
Total Stockholders' Equity	$273,749	$278,550	$288,152	$292,499	$293,219
Less: Intangible Assets	39,206	39,078	38,998	38,933	38,868
Tangible Common Equity (non-GAAP)	**$234,543**	**$239,472**	**$249,154**	**$253,566**	**$254,351**
Add: Accumulated Other Comprehensive Loss ("AOCL")	6,560	9,245	4,459	6,139	6,487
Tangible Common Equity Without AOCL (non-GAAP)	**$241,103**	**$248,717**	**$253,613**	**$259,705**	**$260,838**
Total Assets	$2,309,183	$2,313,649	$2,360,252	$2,289,715	$2,293,693
Less: Intangible Assets	39,206	39,078	38,998	38,933	38,868
Tangible Assets (non-GAAP)	**$2,269,977**	**$2,274,571**	**$2,321,254**	**$2,250,782**	**$2,254,825**
Tangible Common Equity Ratio (non-GAAP)	**10.33%**	**10.53%**	**10.73%**	**11.27%**	**11.28%**
Basic Shares Outstanding	18,296,365	18,309,282	18,369,115	18,527,178	18,547,352
Book Value per Share	$14.96	$15.21	$15.69	$15.79	$15.81
Less: Intangible Book Value per Share	$2.14	$2.13	$2.13	$2.10	$2.10
Tangible Book Value per Share (non-GAAP)	**$12.82**	**$13.08**	**$13.56**	**$13.69**	**$13.71**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					
All dollars in thousands	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	FY 2023
Net Income	$6,718	$6,556	$4,412	$4,935	$190	$25,910
Add: After-tax Merger and Related Expenses [1]	-	-	-	547	491	-
Adjusted Net Income (non-GAAP)	**$6,718**	**$6,556**	**$4,412**	**$5,482**	**$681**	**$25,910**
Average Assets	$,2,286,875	$2,313,941	$2,345,323	$2,309,827	$2,294,678	$2,306,233
Average Shareholders' Equity	271,487	277,442	282,072	289,763	294,121	273,346
Less: Average Intangible Assets	39,250	39,158	39,035	38,964	38,900	39,195
Average tangible common equity (non-GAAP)	**$232,237**	**$238,284**	**$243,037**	**$250,799**	**$255,221**	**$234,151**
Return on Average Assets	1.18%	1.12%	0.75%	0.86%	0.03%	1.12%
Adjusted Return on Average Assets (non-GAAP)	1.18%	1.12%	0.75%	0.95%	0.11%	1.12%
Return on Average Equity	9.93%	9.38%	6.21%	6.85%	0.26%	9.48%
Adjusted Return on Average Equity (non-GAAP)	9.93%	9.38%	6.21%	7.61%	0.82%	9.48%
Return on Average Tangible Common Equity (non-GAAP)	11.60%	10.92%	7.20%	7.91%	0.30%	11.07%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	11.60%	10.92%	7.20%	8.79%	0.95%	11.07%

1. After-tax merger and related expenses are presented using a 29.56% tax rate.